August 19, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: AMRESCO Residential Securities Corporation Mortgage Loan Trust 1998-1; File No. 333-30759.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the
          "Trust") created pursuant to a Pooling and Servicing Agreement dated as of February 1, 1998 (the "Pooling and Servicing Agreement")
          relating to AMRESCO Residential Securities Corporation Loan Trust
          1998-1, by and among AMRESCO Residential Securities Corporation, in
		its capacity as Depositor (the "Depositor"), AMRESCO Residential
		Capital Markets, Inc., in its capacity as the Seller (the "Seller"),
		Advanta Mortgage Corp. USA, Ameriquest Mortgage Company and Wendover
		Financial Services Corporation as the Servicers (collectively, the
		"Servicers") and Bankers Trust Company, in its capacity as Trustee
		(the "Trustee).

		The AMRESCO Residential Securities Corporation Mortgage Loan
		Pass-Through Certificates, Series 1998-1 (the Certificates") will
		consist of (i) the Class A-1 Certificates, Class A-2 Certificates,
		Class A-3 Certificates, Class A-4 Certificates, Class A-5
		Certificates, Class A-6 Certificates and Class A-7 Certificates
		(collectively, the "Class A Certificates"); (ii) the Class M-1F
		Certificates and the Class M-1A Certificates (collectively, the
		"Class M-1 Certificates"); (iii) the Class M-2F Certificates and the
		Class M-2A Certificates (collectively, the "Class M-2 Certificates"
		and, collectively with the Class M-1 Certificates, the "Mezzanine
		Certificates"); (iv) the Class B-1F Certificates and the Class B-1A
		Certificates (collectively, the Class B-1 Certificates"), (v) the
		Class C-FIO and Class C-AIO Certificates (collectively, the "Class
		C-IO Certificates" and, collectively with the Mezzanine Certificates
		and the Class B-1 Certificates, the "Subordinate Certificates");
		(vi) the Class S Certificates; (vii) the Class D Certificates and
		(viii) the residual class with respect to each REMIC held by the
		Trust (the "Class R Certificates," and together with the Class C-IO
		Certificates, the Class D Certificates and the Class S Certificates,
		the "Private Certificates").  Only the Class A Certificates, the
		Mezzanine  Certificates and the Class B-1  Certificates
		(collectively, the "Offered Certificates") are offered hereby.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-30759). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for AMRESCO Residential Securities Corporation
		Mortgage Loan Trust 1998-1.


                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  March 25, 1998


					AMRESCO RESIDENTIAL SECURITIES CORPORATION
		The Pooling and Servicing Agreement, relating to AMRESCO Residential
		Securities Corporation Mortgage Loan Trust 1998-1, dated as of
		February 1, 1998, by and among AMRESCO Residential Securities
		Corporation, a Delware corporation, in its capacity as Depositor
		(the "Depositor"), AMRESCO Residential Capital Markets, Inc., in its
		capacity as the Seller (the "Seller"), Advanta Mortgage Corp. USA,
		Ameriquest Mortgage Company and Wendover Financial Services
		Corporation as the Servicers (collectively, the "Servicers") and
		Bankers Trust Company, in its capacity as Trustee (the "Trustee).


		AMRESCO Residential Securities Corporation Mortgage Loan Trust 1998-1
                 (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

                333-30759                          75-2620414
          (Commission File Number)        (I.R.S. Employer Identification No.)


           700 NORTH PEARL STREET
           SUITE 1400, LB # 342
           DALLAS, TEXAS                  			75201-7424
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (214) 953-7700


          Item 5.     Other Events

               Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          Item 7.     Financial Statement and Exhibits

          Exhibits:     (as noted in Item 5 above)


     	Monthly Report to Certificateholders as to distributions made on March 25, 1998.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Bankers Trust Company, not in its
								individual capacity, but solely as a
								duly authorized agent of the
								Registrant pursuant to the Pooling
								and Servicing Agreement, dated as of
                                        February 1, 1998.


          Date:  August 19, 1998        By:  /s/ Judy L. Gomez
                                        Judy L. Gomez
                                        Assistant Vice President


                                  EXHIBIT INDEX

                                                                    Sequential
          Document                                                  Page Number


          Monthly Remittance Statement to the Certificateholders          5
          dated as of March 25, 1998.


AMRESCO RESIDENTIAL SECURITIES CORP.
MORTGAGE LOAN TRUST SERIES 1998-1
REMIC LT
STATEMENT TO CERTIFICATE HOLDERS

DISTRIBUTIONS IN DOLLARS
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
	LT A1	    156,000,000.00 156,000,000.00  1,165,279.06	2,225,164.64
	LT A2		25,000,000.00	25,000,000.00	  185,786.48	        0.00
	LT-A3		78,500,000.00	78,500,000.00	  583,369.56	        0.00
	LT-A4		22,500,000.00	22,500,000.00	  167,207.83		   0.00
	LT-A5		32,000,000.00	32,000,000.00	  237,806.70		   0.00
	LT-A6		30,000,000.00  30,000,000.00	  222,943.78		   0.00
	LT-A7	    486,000,000.00 486,000,000.00	3,521,859.77	3,521,859.21
	LT-M1F		22,000,000.00	22,000,000.00	  164,334.23    	   0.00
	LT-M1A		48,000,000.00	48,000,000.00	  347,838.01           0.00
	LT-M2F		18,000,000.00	18,000,000.00	  134,455.28           0.00
	LT-M2A		36,000,000.00  36,000,000.00 	  260,878.50           0.00
	LT-B1F	    	16,000,000.00  16,000,000.00 	  119,515.80           0.00
	LT-B1A		30,000,000.00  30,000,000.00	  217,398.75           0.00
	LT-R		 	          .00	          .00	       .00	        0.00


Totals        	 1,000,000,000.00 1,000,000,000.00 7,328,673.75  10,495,493.85

			TOTAL			REALIZED		DEFERRED		CURRENT
							LOSSES		INTEREST		PRINCIPAL
													BALANCE
	LT-A1	 3,390,443.70		0.00			0.00		    153,774,835.36
	LT-A2	   185,786.48		0.00			0.00			25,000,000.00
	LT-A3	   583,369.56		0.00			0.00			78,500,000.00
	LT-A4	   167,207.83		0.00			0.00			22,500,000.00
	LT-A5	   237,806.70		0.00			0.00			32,000,000.00
	LT-A6	   222,943.78		0.00			0.00			30,000,000.00
	LT-A7	11,792,188.98		0.00			0.00		    477,729,670.79
	LT-M1F	   164,334.23		0.00			0.00			22,000,000.00
	LT-M1A	   347,838.01		0.00			0.00			48,000,000.00
	LT-M2F	   134,455.28		0.00			0.00			18,000,000.00
	LT-M2A       260,878.50		0.00			0.00		 	36,000,000.00
	LT-B1F   	   119,515.80		0.00			0.00			16,000,000.00
	LT-B1A	   217,398.75		0.00			0.00		   	30,000,000.00
	LT-R 	   	    0.00		0.00			0.00				    0.00

Totals         17,824,167.60	     0.00           0.00          989,504,506.15





FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  PRIOR
					  PRINCIPAL
	CLASS	CUSIP  	  BALANCE		INTEREST	PRINCIPAL		TOTAL
	LT-A1			1,000.000000	7.469738	14.263876		21.733613
	LT-A2			1,000.000000	7.431459	 0.000000		 7.431459
	LT-A3			1,000.000000	7.431459	 0.000000		 7.431459
	LT-A4			1,000.000000	7.431459	 0.000000		 7.431459
	LT-A5			1,000.000000	7.431459	 0.000000		 7.431459
	LT-A6			1,000.000000	7.431459 	 0.000000		 7.431459
	LT-A7			1,000.000000	7.246625	17.017138		24.263763
	LT-M1F		  	1,000.000000	7.469738	 0.000000		 7.469738
	LT-M1A		  	1,000.000000	7.246625	 0.000000		 7.246625
	LT-M2F		  	1,000.000000	7.469738	 0.000000		 7.469738
	LT-M2A		  	1,000.000000	7.246625	 0.000000		 7.246625
	LT-B1F		  	1,000.000000	7.469738	 0.000000		 7.469738
	LT-B1A			1,000.000000	7.246625	 0.000000		 7.246625
	LT-R			  	    0.000000	0.000000	 0.000000		 0.000000


			CURRENT		PASS THROUGH
			PRINCIPAL		RATES
			BALANCE		CURRENT		NEXT
	LT-A1	985.736124    10.051509%	    10.044680%
	LT-A2   1,000.000000    10.051509%	    10.044680%
	LT-A3   1,000.000000    10.051509%	    10.044680%
	LT-A4   1,000.000000    10.051509%	    10.044680%
	LT-A5   1,000.000000    10.051509%	    10.044680%
	LT-A6   1,000.000000    10.051509%	    10.044680%
	LT-A7   	982.982862	9.751281%		9.746758%
	LT-M1F  1,000.000000    10.051509%	    10.044680%
	LT-M1A  1,000.000000	9.751281%		9.746758%
	LT-M2F  1,000.000000    10.051509%	    10.044680%
	LT-M2A  1,000.000000	9.751281%		9.746758%
	LT-B1F  1,000.000000    10.051509%	    10.044680%
	LT-B1A  1,000.000000	9.751281%		9.746758%
	LT-R		  0.000000	0.000000%		0.000000%

Seller:	Amresco Residential Securities Corp.    Administrator: Tito Escobedo
Servicer:		Advanta/Ameriquest/Wendover,Inc.        Bankers Trust Company
Lead Underwriter:    Credit Suisse First Boston        3 Park Plaza
Record Date:         February 28, 1998                 Irvine, CA  92614
Distribution Date:   March 25,1998      	Factor Information  (800)735-7777






AMRESCO RESIDENTIAL SECURITIES CORP.
MORTGAGE LOAN TRUST SERIES 1998-1
REMIC UT
STATEMENT TO CERTIFICATE HOLDERS

DISTRIBUTIONS IN DOLLARS
	CLASS 		FACE VALUE	BALANCE		INTEREST		PRINCIPAL
	LT A1	    156,000,000.00 156,000,000.00    846,300.00	2,225,344.45
	LT A2		25,000,000.00	25,000,000.00	  131,250.00	        0.00
	LT-A3		78,500,000.00	78,500,000.00	  418,666.67	        0.00
	LT-A4		22,500,000.00	22,500,000.00	  122,812.50		   0.00
	LT-A5		32,000,000.00	32,000,000.00	  188,533.33		   0.00
	LT-A6		30,000,000.00  30,000,000.00	  162,750.00		   0.00
	LT-A7	    486,000,000.00 486,000,000.00	3,224,137.50	8,270,979.15
	M-1F			22,000,000.00	22,000,000.00	  128,333.33    	   0.00
	M-1A			48,000,000.00	48,000,000.00	  331,006.67           0.00
	M-2F			18,000,000.00	18,000,000.00	  108,600.00           0.00
	M-2A			36,000,000.00  36,000,000.00 	  257,275.00           0.00
	B-1F	    		16,000,000.00  16,000,000.00 	  101,466.67           0.00
	B-1A			30,000,000.00  30,000,000.00	  233,187.50           0.00
	C-FIO*		40,000,000.00	40,000,000.00    500,000.00	        0.00
	C-AIO*		66,000,000.00	66,000,000.00	  512,636.66		   0.00
	D				    0.00		    0.00		   0.00		   0.00
	S				    0.00		    0.00	   60,888.17		   0.00
	R				    0.00		    0.00		   0.00		   0.00

Totals        	 1,000,000,000.00 1,000,000,000.00 7,327,844.00  10,496,323.60
	*REPRESENTS A NOTIONAL BALANCE

			TOTAL			REALIZED		DEFERRED		CURRENT
							LOSSES		INTEREST		PRINCIPAL
													BALANCE
	A-1		 3,071,644.45		0.00			0.00		    153,774,655.36
	A-2		   131,250.00		0.00			0.00			25,000,000.00
	A-3		   418,666.67		0.00			0.00			78,500,000.00
	A-4		   122,812.50		0.00			0.00			22,500,000.00
	A-5		   188,533.33		0.00			0.00			32,000,000.00
	A-6		   162,750.00		0.00			0.00			30,000,000.00
	A-7		11,495,116.65		0.00			0.00		    477,729,670.79
	M-1F		   128,333.33		0.00			0.00			22,000,000.00
	M-1A		   331,006.67		0.00			0.00			48,000,000.00
	M-2F		   108,600.00		0.00			0.00			18,000,000.00
	M-2A	        257,275.00		0.00			0.00		 	36,000,000.00
	B-1F   	   101,466.67		0.00			0.00			16,000,000.00
	B-1A		   233,187.50		0.00			0.00		   	30,000,000.00
	C-FIO*	   500,000.00		0.00			0.00			40,000,000.00
	C-AIO*	   512,636.66		0.00			0.00			66,000,000.00
	D		   	    0.00		0.00			0.00				    0.00
	S		    60,888.17		0.00			0.00				    0.00
	R			    0.00		0.00			0.00				    0.00
Totals         17,824,167.60	     0.00           0.00          989,503,676.40

*REPRESENTS A NOTIONAL BALANCE



FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  PRIOR
					  PRINCIPAL
	CLASS	CUSIP  	  BALANCE		INTEREST	PRINCIPAL		TOTAL
	A1	   03215PDH9	1,000.000000	5.425000	14.263876		19.733613
	A2	   03215PDJ5	1,000.000000	5.250000	 0.000000		 5.431459
	A3	   03215PDK2	1,000.000000	5.333333	 0.000000		 5.431459
	A4	   03215PDL0	1,000.000000	5.458333	 0.000000		 5.431459
	A5	   03215PDM8	1,000.000000	5.891667	 0.000000		 5.431459
	A6	   03215PDN6	1,000.000000	5.425000 	 0.000000		 5.431459
	A7	   03215PDS5	1,000.000000	6.634028	17.017138		23.263763
	M1F	   03215PDP1	1,000.000000	5.833333	 0.000000		 5.469738
	M1A	   03215PDT3	1,000.000000	6.895972	 0.000000		 6.246625
	M2F	   03215PDQ9	1,000.000000	6.033333	 0.000000		 6.469738
	M2A	   03215PDU0	1,000.000000	7.146528	 0.000000		 7.246625
	B1F	   03215PDR7	1,000.000000	6.341667	 0.000000		 6.469738
	B1A	   03215PDV8	1,000.000000	7.772917	 0.000000		 7.246625
	C-FIO*  AO9801114	1,000.000000  12.500000	 0.000000		12.000000
	C-AIO*  AO9801115	1,000.000000	7.767222	 0.000000		 7.767222
	D	   AO9801116	    0.000000	0.000000	 0.000000		 0.000000
	S	   AO9801117	    0.000000	0.060888	 0.000000		 0.060888
	R	   AO9801118	    0.000000	0.000000	 0.000000		 0.000000

			CURRENT		PASS THROUGH
			PRINCIPAL		RATES
			BALANCE		CURRENT		NEXT
	A1		985.734971     6.510000%	     6.510000%
	A2	   1,000.000000     6.300000%	     6.300000%
	A3	   1,000.000000     6.400000%	     6.400000%
	A4	   1,000.000000     6.550000%	     6.550000%
	A5	   1,000.000000     7.070000%	     7.070000%
	A6	   1,000.000000     6.510000%	     6.510000%
	A7   	982.981524	5.825000%		5.887500%
	M1F	   1,000.000000     7.000000%	     7.000000%
	M1A	   1,000.000000	6.055000%		6.117500%
	M2F	   1,000.000000     7.240000%	     7.240000%
	M2A	   1,000.000000	6.275000%		6.337500%
	B1F	   1,000.000000     7.610000%	     7.610000%
	B1A	   1,000.000000	6.825000%		6.887500%
	C-FIO*  1,000.000000    15.000000%	    15.000000%
	C-AIO*  1,000.000000	6.820000%		6.820000%
	D		  0.000000	0.000000%		0.000000%
	S		  0.000000	0.000000%		0.000000%
	R		 0.000000		0.000000%		0.000000%

Seller:	Amresco Residential Securities Corp.    Administrator: Tito Escobedo
Servicer:		Advanta/Ameriquest/Wendover,Inc.        Bankers Trust Company
Lead Underwriter:    Credit Suisse First Boston        3 Park Plaza
Record Date:         February 28, 1998                 Irvine, CA  92614
Distribution Date:   March 25,1998      	Factor Information  (800)735-7777

AMRESCO RESIDENTIAL SECURITIES CORPORATION
MORTGAGE LOAN TRUST
SERIES 1998-1

STATEMENT TO CERTIFICATE HOLDERS

DISTRIBUTION DATE:	MARCH 25, 1998

								GROUP I		GROUP II		TOTALS
SERVICER ADVANCES:
			INTEREST			   350,305.64	   619,828.19	970,133.83
			PRINCIPAL			    24,478.73	    32,779.79	 55,258.52

ACCRUED SERVICING FEE
FOR THE CURRENT PERIOD:			   102,023.04	   159,632.09	261,655.13
PLUS ADDITIONAL SERVICING
COMPENSATION:						    0.00		    0.00		 0.00
TOTAL SERVICING FEES DUE
MASTER SERVICER:				   102,023.04	   159,632.09	261,655.13

LESS: AMOUNTS TO COVER
INTEREST SHORTFALLS:				2,119.56		8,037.75	 10,157.31
LESS: DELINQUENT SERVICE FEES:	    12,798.25	    24,748.11	 37,546.36

COLLECTED SERVICING FEES FOR
CURRENT PERIOD:				    87,105.23	   126,846.23	213,951.46

BEGINNING NUMBER OF LOANS:			4,225		4,455		  8,680
ENDING NUMBER OF LOANS:				4,186		4,384		  8,570

BEGINNING LOAN BALANCE:	   302,426,527.47  473,668,841.72	776,095,369.19
ENDING LOAN BALANCE		   300,201,362.83  465,398,512.51	765,599,875.34

BEGINNING PRE-FUNDING BALANCE: 97,573,472.53  126,331,158.28  223,904,630.81
ENDING LOAN PRE-FUNDING BALANCE: 97,573,472.53  126,331,158.28  223,904,630.81

WEIGHTED AVERAGE COUPON RATE:			10.5515%		10.2513%	10.3683%

EXTRA PRINCIPAL DISTRIBUTION AMOUNT:	179.81		649.94		829.75

OVERCOLLATERIZED AMOUNT:				179.81		649.94		829.75

TARGETED OVERCOLLATERALIZED
AMOUNT:						7,000,000.00  14,000,000.00	21,400,000.00

SUSTITUTION AMOUNT:					0.00			0.00			0.00

LOAN PURCHASE PRICE AMOUNTS			0.00			0.00			0.00

SENIOR ENHANCEMENT PERCENTAGE:	14.0784%		 19.2657%

IS TRIGGER EVENT OCCURING:			 NO			NO

AGGREGATE AMOUNT ON DEPOSIT IN CERTIFICATE ACCOUNT:			17,824,167.60

CLASS D DISTRIBUTION AMOUNT:									    0.00

CURRENT PERIODS ONE-MONTH LIBOR:								5.6250%
NEXT PERIODS ONE-MONTH LIBOR:									5.6875%

AMRESCO RESIDENTIAL SECURITIES CORPORATION
MORTGAGE LOAN TRUST
SERIES 1998-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:		MARCH 25, 1998

DELINQUENT AND
FORECLOSURE LOAN			30 TO 59		60 TO 89		90		90+
INFORMATION*				  DAYS		  DAYS	    DAYS	    DAYS

	GROUP I (FIXED RATE)
PRINCIPAL BALANCE		5,737,383.31	 3,881,292.42  1,909,412.42  107,410.37
% OF TOTAL GROUP I
LOAN BALANCE:				1.90%		1.28%		0.63%	0.00%
NUMBER OF LOANS			  87			  55			  36		   2
% OF TOTAL GROUP I LOANS		2.06%		1.30%		0.85%	0.00%

GROUP II (ADJUSTABLE RATE)
PRINCIPAL BALANCE:	   10,604,212.56	 8,504,993.01	5,651,560.97	0.00
NUMBER OF LOANS			108			 79			 53		   0
% OF TOTAL GROUP 2 LOANS		2.42%		1.77%		1.19%	0.00%

TOTAL PRINCIPAL
BALANCE:			   16,341,595.87    12,386,285.83	7,560,973.39  107,410.37
% OF TOTAL LOAN BALANCE		2.11%		1.60%		0.97%	0.01%
TOTAL NUMBER OF LOANS		195			134			 89		   2
% OF TOTAL LOAN BALANCE		2.25%		1.54%		1.03%	0.02



DISTRIBUTION DATE:		MARCH 25, 1998

DELINQUENT AND								LOANS			LOANS
FORECLOSURE LOAN							 IN				  IN
INFORMATION*							  BANKRUPTCY		  BANKRUPTCY

	GROUP I (FIXED RATE)
PRINCIPAL BALANCE						690,741.09		1,700,957.25
% OF TOTAL GROUP I
LOAN BALANCE:								0.23%			  0.56%
NUMBER OF LOANS							9				  31
% OF TOTAL GROUP I LOANS						0.21%			  0.73%

GROUP II (ADJUSTABLE RATE)
PRINCIPAL BALANCE:						920,714.40		3,054,723.69
% OF TOTAL GROUP II LOAN BALANCE				0.19%			0.64%
NUMBER OF LOANS							8				  33
% OF TOTAL GROUP 2 LOANS						0.18%			  0.74%

					   30 TO 59	  60 TO 89		90		    90+
					     DAYS		    DAYS	    	    DAYS		   DAYS
TOTAL PRINCIPAL
BALANCE:			16,341,595.87	12,386,285.83	7,560,973.39	107,410.37
% OF TOTAL LOAN BALANCE:		2.11%		1.60%		0.97%	  0.01%
TOTAL NUMBER OF LOANS:		195			134			89		    2
% OF TOTAL LOAN BALANCE:		2.25%		1.54%		1.03%	  0.02%

							   LOANS		   	   LOANS
							    IN			    IN
							BANKRUPTCY		BANKRUPTCY

TOTAL PRINCIPAL BALANCE:			1,611,455.49		4,755,680.94
% OF TOTAL LOAN BALANCE:				0.21%			0.61%
TOTAL NUMBER OF LOANS:				17				64
% OF TOTAL LOAN BALANCE:				0.20%			0.74%

*DELINQUENCIES ARE INCLUSIVE OF FORECLOSURES, BANKRUPTCIES AND REO PROPERTY

									  90 DAYS			90+ DAYS
MORTGAGE LOAN SERVICING GROUP: ADVANTA
PRINCIPAL BALANCE:						6,767,871.53	    107,410.37
NUMBER OF LOANS							78				2

MORTGAGE LOAN SERVICING GROUP: AMERIQUEST
PRINCIPAL BALANCE:						  221,631.48			0.00
NUMBER OF LOANS:							3				0

MORTGAGE LOAN SERVICING GROUP: WENDOVER
PRINCIPAL BALANCE:						  571,470.38			0.00
NUMBER OF LOANS:							8				0

GROUP I 60+ DAY DELINQUENT BALANCE:						5,898,115.61
GROUP II 60+ DAY DELINQUENT BALANCE:					    14,156,553.98


REO LOAN INFORMATION:					GROUP I		GROUP II	TOTAL

	BOOK VALUE OF REAL ESTATE ACQUIRED
	THROUGH FORECLOSURE:				0.00			  0.00	 0.00
	AGGREGATE PRINCIPAL BALANCE
	OF REO LOANS:						0.00			  0.00	 0.00
	NUMBER OF REO LOANS:				  0			  0			  0



ADVANTA 90+ DELINQUENT PERCENTAGE:								0.47%
AMERIQUEST 90+ DELINQUENT PERCENTAGE:							0.21%
WENDOVER 90+ DELINQUENT PERCENTAGE:							0.08%



									GROUP I	GROUP II		TOTAL
CLASS A PRINCIPAL DISTRIBUTION BREAKDOWN:

SCHEDULED PRINCIPAL:			  212,886.38	 216,920.67    429,807.05
PRINCIPAL REPAYMENTS:			1,896,905.70  7,998,706.86  9,895,612.56
CURTAILMENTS:					   62,882.68	  54,701.68	117,584.36
REPURCHASES:					   52,489.88	  	  0.00	 52,489.88
LIQUIDATION PROCEEDS:				   0.00		  0.00		 0.00
EXTRA PRINCIPAL DISTRIBUTION AMOUNT:	 179.81		649.94	    829.75
PRE-FUNDED AMOUNTS DISTRIBUTED
AS PREPAYMENTS:					   0.00		  0.00		 0.00

						     2,225,344.45  8,270,979.15 10,496,323.60


REALIZED LOSS INFORMATION:


								GROUP I		GROUP II		TOTAL

CURRENT PERIODS REALIZED LOSS AMOUNT	0.00				0.00		0.00
CUMULATIVE REALIZED LOSSES SINCE INCEPTION	0.00			0.00		0.00
APPLIED REALIZED LOSS AMOUNT				0.00			0.00		0.00
UNPAID REALIZED LOSS AMOUNT				0.00			0.00		0.00
ANNUAL LOSS PERCENTAGE					0.00%		0.00%	0.00%


									ADVANTA	AMERIQUEST	WENDOVER
CURRENT PERIODS REALIZED LOSS AMOUNT		0.00		0.00			0.00
CUMULATIVE REALIZED LOSSES SINCE INCEPTION	0.00		0.00			0.00
ANNUAL LOSS PERCENTAGE				0.00%		0.00%		0.00%


INTEREST CARRY-FORWARD AMOUNT



CLASS A-1														0.00
CLASS A-2														0.00
CLASS A-3														0.00
CLASS A-4														0.00
CLASS A-5														0.00
CLASS A-6														0.00
CLASS A-7														0.00
CLASS M-1F													0.00
CLASS M-1A													0.00
CLASS M-2F													0.00
CLASS M-2A													0.00
CLASS B-1F													0.00
CLASS B-1A													0.00
CLASS C-FIO													0.00
CLASS C-AIO													0.00



CASH REMITTANCE RECONCILLIATION	 ADVANTA		AMERIQUEST  		WENDOVER

SCHEDULED INTEREST AMOUNT:	    4,174,287.99    289,087.16	 2,241,663.98
REPURCHASE INTEREST:				  0.00		 0.00	    601.45
LIQUIDATION INTEREST:				  0.00		 0.00		 0.00
TOTAL INTEREST				    4,174,287.99	289,087.16	 2,242,265.42

LESS: CURRENT SERVICING FEES	     (124,780.07)    (13,382.94)       (75,788.45)
LESS: CURRENT TRUSTEE FEES			  0.00		  0.00		     0.00
LESS: CURRENT INSURANCE PREMIUM		  0.00		  0.00			0.00
LESS: DELINQUENT INTEREST		(941,117.65)	 (22,180.70)	    (44,381.85)
LESS: PREPAYMENT INTEREST SHORTFALLS (2,661.78)	    (332.89)		(7,162.64)
LESS: NON RECOVERABLE ADVANCES		  0.00		  0.00	          0.00
PLUS: INTEREST ADVANCED			 906,328.44	  21,113.15		42,692.25

						    4,012,056.93	 274,303.78	  2,157,624.72


SCHEDULED PRINCIPAL:			 266,279.59	  27,326.04	    136,201.42
PRINCIPAL PREPAYMENTS:		    7,078,720.90	 510,892.77	  2,305,998.89
CURTAILMENTS:					  52,225.94		  6.61	     65,351.81
LIQUIDATIONS:						  0.00		  0.00			0.00
REPURCHASES:						  0.00		  0.00		52,489.88

TOTAL PRINCIPAL:			    7,397,226.43	 538,225.42	  2,560,042.00
LESS: DELINQUENT PRINCIPAL		 (50,984.58)	  (1,725.23)		(2,548.72)
PLUS: PRINCIPAL ADVANCED			  50,984.58	   1,725.23		 2,548.72

						    7,397,226.43	 538,225.42	  2,560,042.00


TOTAL REMITTANCE AMOUNTS:	   11,409,283.36	 812,529.20	  4,717,666.72